Exhibit 99.2
TRANSATLANTIC TO COMBINE WITH ALLEGHANY IN $3.4 BILLION TRANSACTION
— Transaction Creates Leading Global Specialty Insurance and Reinsurance Franchise —
— Transatlantic Stockholders to Receive per Share Consideration of $14.22 in Cash and 0.145
Alleghany Shares, for a Total Value of $59.79 per Share —
— Davis Selected Advisers Applauds Transatlantic “for Conducting a Thorough Strategic Process”;
Believes Combination “Should Create Significant Long-Term Value” —
— Veteran Reinsurance Executive Joe Brandon to Join Alleghany Leadership Team —
NEW YORK, NY, November 21, 2011 — Alleghany Corporation (NYSE: Y) (“Alleghany”) and Transatlantic Holdings, Inc. (NYSE: TRH) (“Transatlantic”) announced today that the companies have entered into a definitive agreement under which Transatlantic will combine with Alleghany. Under the terms of the transaction, the stockholders of Transatlantic will receive aggregate consideration currently valued at $59.79 per share in stock and cash, or approximately $3.4 billion.
Under the terms of the agreement, Transatlantic common shares will be exchanged for per-share consideration consisting of 0.145 Alleghany common shares and $14.22 in cash. Transatlantic stockholders may elect to receive cash or stock consideration, subject to proration in the event of oversubscription. The stock consideration is expected to be tax free to Transatlantic stockholders.
Based on closing market prices on Friday, November 18, 2011, the transaction represents a 36% premium to Transatlantic’s closing stock price on June 10, 2011, the last trading day before public announcement of the since-terminated merger agreement with Allied World Assurance Company Holdings, AG, and a premium of 10% to the Transatlantic closing stock price on November 18, 2011. The transaction values Transatlantic at 86% of book value per share at September 30, 2011. After adjusting for subsequent share repurchases, the transaction is accretive to Alleghany’s September 30, 2011 book value per share by approximately 7% and tangible book value per share by approximately 10%.
Following completion of the transaction, Transatlantic will become an independent stand-alone subsidiary of Alleghany. The companies expect that Transatlantic will maintain its current financial strength ratings of “A+” from Standard & Poor’s and “A” from A.M. Best, which will help Transatlantic preserve its franchise.
The combination will create an industry leader in U.S. excess and surplus lines and global specialty reinsurance with significant underwriting diversification by product and geography. For the 12 months ended September 30, 2011, the two companies had pro forma net premiums written of $4.7 billion. At September 30, 2011, they had total stockholders’ equity of $5.9 billion and total capital of $7.2 billion. Total cash and invested assets would rise from $4.8 billion to over $17 billion on a pro forma basis.

Following the closing, Joseph P. Brandon, former chief executive of Berkshire Hathaway’s General Re Corporation, will serve as President of Alleghany Insurance Holdings LLC (“AIHL”), Executive Vice President of Alleghany, AIHL’s parent company, and Chairman of Transatlantic’s Board. Michael C. Sapnar will retain his current role as Transatlantic’s President and will become CEO effective January 1, 2012. Robert F. Orlich, who will retire as Transatlantic’s CEO at the end of 2011, will continue to serve as a Director and Senior Advisor to Transatlantic. The Alleghany Corporation Board will be expanded from 11 directors to 14 directors with the addition of three independent directors from Transatlantic’s current Board.
“This transaction is an outstanding opportunity to create significant value for Alleghany and Transatlantic stockholders alike, as the unique and complementary strengths of our leading specialty insurance and reinsurance platforms provide all the ingredients necessary for superior performance,” said Weston M. Hicks, President and Chief Executive Officer of Alleghany. “For Alleghany stockholders, this is a transformational transaction that, immediately upon closing, will be accretive to Alleghany’s book value and earnings per share. At October 31, 2011, Alleghany’s book value per share was approximately $341, an increase of over 4% since September 30, 2011. The transaction will significantly increase our capital base, and provide greater diversification and superior risk-adjusted returns with minimal integration risk. Moreover, we welcome Joe and Mike, two talented executives with long records of success and unmatched knowledge of our industry, to our leadership ranks.”
Richard S. Press, Chairman of Transatlantic said, “After a thorough and deliberate review, our Board of Directors unanimously concluded that partnering with Alleghany delivers immediate value to our stockholders while providing a unique and compelling opportunity to create long-term value by combining the strength of the Transatlantic franchise and balance sheet with Alleghany’s leading U.S. specialty insurance platform and superior investment track record. Importantly, throughout our review, we evaluated potential transactions based on several fundamental criteria, including the ability to offer compelling value to our stockholders, maintain strong ratings for Transatlantic, provide certainty of completion, and create significant upside potential for stockholders. A combination with Alleghany clearly meets these criteria. In addition, the companies are complementary with virtually no overlap in their underwriting operations and have highly compatible cultures, which we believe will make integration seamless and efficient. We have tremendous respect for Alleghany and look forward to working with them to create a truly outstanding company.”
“We applaud Transatlantic for conducting a thorough strategic process,” said Davis Selected Advisers, L.P., Transatlantic’s largest stockholder. “We believe the combination of Transatlantic and Alleghany makes great strategic sense and should create significant long-term value for both groups of stockholders. Alleghany has considerable insurance industry expertise as well as demonstrated investment acumen. Alleghany’s management has a multi-decade record of creating enormous value for their stockholders and we look forward to becoming Alleghany stockholders. Joe Brandon, who has an outstanding and proven track record of managing reinsurance and insurance companies for over 20 years, is a terrific addition to an already strong management team at Alleghany.”
Mr. Hicks added, “We are pleased to be in a position to provide Transatlantic’s stockholders with a superior strategic opportunity, which, in addition to realizing greater immediate value for their shares, will allow them to trade into a combined enterprise which will have industry-leading franchises spanning the U.S. excess and surplus insurance and global specialty reinsurance markets.”

Members of the Kirby family with longstanding ownership interests in Alleghany’s common stock have agreed to vote in favor of the transaction.
The transaction, which is subject to regulatory approvals, customary closing conditions and approvals by the companies’ respective stockholders, is expected to close in the first quarter of 2012. It is not subject to a financing condition.
UBS Investment Bank and Morgan Stanley served as financial advisors and Wachtell, Lipton, Rosen & Katz as legal advisor to Alleghany. Goldman, Sachs & Co. and Moelis & Company served as financial advisors and Gibson, Dunn & Crutcher as legal advisor to Transatlantic.
Conference Call
Alleghany and Transatlantic will hold a joint conference call for investors, analysts and other interested parties at 8:30 AM Eastern Time today. The conference call may be accessed through the following:
Dial-in: 1-866-843-0890 (U.S. toll-free) or 1-412-317-9250 (international)
Passcode: 4457861
An audio-only webcast of the call will also be accessible from the investor information sections of both companies’ web sites, or by accessing the following URL: https://services.choruscall.com/links/trh111121.html
A replay of the teleconference will be made available shortly after the conclusion of the call, and may be accessed by dialing 1-877-344-7529 (U.S. toll-free) or 1-412-317-0088 (international) and entering Conference Number 10004914.
About Alleghany Corporation
Alleghany Corporation (NYSE: Y) creates stockholder value through the ownership and management of operating subsidiaries and investments, anchored by a core position in property and casualty insurance. Alleghany’s current operating subsidiaries include: RSUI Group, Inc., a national underwriter of property and liability specialty insurance coverages; Capitol Transamerica Corporation, an underwriter of property and casualty insurance coverages with a focus on the Midwest and Plains states and a national underwriter of specialty property and casualty and surety insurance coverages; Pacific Compensation Corporation, an underwriter of workers’ compensation insurance primarily in California; and Alleghany Properties LLC, a significant landowner in Sacramento, California.
About Transatlantic Holdings, Inc.
Transatlantic Holdings, Inc. (NYSE: TRH) is a leading international reinsurance organization headquartered in New York, with operations on six continents. Its subsidiaries, Transatlantic Reinsurance Company, Trans Re Zurich Reinsurance Company Ltd. and Putnam Reinsurance Company, offer reinsurance capacity on both a treaty and facultative basis — structuring programs for a full range of property and casualty products, with an emphasis on specialty risks.

Cautionary Note Regarding Forward-Looking Statements
In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Alleghany and Transatlantic operate and beliefs of and assumptions made by Alleghany and management and Transatlantic management, involve uncertainties that could significantly affect the financial results of Alleghany or Transatlantic or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving Alleghany and Transatlantic, including future financial and operating results, the combined company’s plans, objectives, ratings, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, increasing capital and investments, achieving diversification and returns with minimal integration risk, maintaining financial ratings, integrating our companies, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be effected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the ability to successfully integrate the our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve targets for investment returns, revenues, and book value per share; risks that the unsolicited exchange offer and consent solicitation commenced by Validus Holdings, Ltd. disrupt current plans and operation; changes in financial markets, interest rates and foreign currency exchange rates; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of each party’s loss reserves; the cyclical nature of the property and casualty insurance industry; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Alleghany and Transatlantic from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither Alleghany nor Transatlantic undertakes any duty to update any forward-looking statements contained in this press release.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, Alleghany intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Alleghany and Transatlantic that also constitutes a prospectus of Alleghany. Transatlantic and Alleghany also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Alleghany and Transatlantic with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com; or by contacting Alleghany at Alleghany Corporation, 7 Times Square Tower, New York, New York 10036.
Alleghany and Transatlantic and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders. Information about Transatlantic’s directors and executive officers is available in Transatlantic’s proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Alleghany or Transatlantic using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
Additional Information about the Validus Exchange Offer
     This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer commenced by Validus Holdings, Ltd. (“Validus”), Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus exchange offer. All documents, when filed, will be available free of charge at the SEC’s website (www.sec.gov). You may also obtain these documents by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
Additional Information about the Validus Consent Solicitation
     On November 3, 2011, Validus filed an amended preliminary consent solicitation statement with the SEC relating to Validus’s proposals to, among other things, remove seven of Transatlantic’s directors and nominate three new directors to the Transatlantic Board. Transatlantic has filed with the SEC a preliminary consent revocation statement on Schedule 14A (the “Preliminary Revocation

Statement”) in connection with Validus’s solicitation of written consents. Investors and security holders are urged to read the Preliminary Revocation Statement and Transatlantic’s definitive consent revocation statement, when it is available, because they contain important information. Investors can get the Preliminary Revocation Statement, the definitive revocation statement, when it is available, and any other relevant documents for free at the SEC’s website (www.sec.gov). You may also obtain these documents for free by contacting Transatlantic’s Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.
     Transatlantic, Alleghany and their respective directors and executive officers may be deemed to be participants in a solicitation of Transatlantic’s stockholders in connection with the Validus consent solicitation. Information about Transatlantic’s directors and executive officers, and a description of their direct or indirect interests, by security holdings or otherwise, is available in Transatlantic’s Preliminary Revocation Statement, which was filed with the SEC on September 20, 2011. Information about Alleghany’s directors and executive officers is available in Alleghany’s proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Stockholders.
Alleghany Contacts:
Dawn Dover or Peter Hill
Kekst and Company Incorporated
Tel: 212 521 4800
dawn-dover@kekst.com
peter-hill@kekst.com
Transatlantic Contacts:

Investors:	Media:

Thomas V. Cholnoky	Steve Frankel/Eric Bonach
Transatlantic Holdings, Inc.	Joele Frank, Wilkinson Brimmer Katcher
Senior Vice President, Investor Relations	1-212-355-4449
1-212-365-2292	sfrankel@joelefrank.com
investor_relations@transre.com	ebonach@joelefrank.com

or	or

Tom Gardiner / 1-212-440-9872	Anthony Herrling / JoAnne Barrameda
Donna Ackerly / 1-212-440-9837	Brainerd Communicators
Georgeson Inc.	1-212-986-6667
transatlantic@georgeson.com	Ex. 738 (Herrling)/ex. 749 (Barrameda)
herrling@braincomm.com
barrameda@braincomm.com